EXHIBIT 99.2

Second Quarter 2007 Earnings Presentation September 6, 2007

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses and (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission.

Agenda Company Overview & Highlights Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Executive Vice President & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short-Term Execution Goals for 2007 Execute operating plan Restructuring Extend the lead in Global Wheels Positive free cash flow Status1 1 Status: green = achieved; yellow = in progress, on track; red = not on track

Execute Operating Plan Second Quarter Financial Highlights Sales of $570M - up $89M or 19% International volume up $31M; US volume down ($8M) Wheels volume up $32M; Components volume down ($9M) Earnings from Operations of ($5M) - a decrease of $12M Excluding one-time items, up $12M from Q2 2006 Approximately $24M of one-time items recorded in Q2 2007 including: Loss on sale of Wabash, IN facility Anti-dilution adjustment - Long Term Incentive Plan Former Directors settlement Free Cash Flow1 of ($14M) - level with 2006 Includes one-time cash payments of approximately $7M related to refinancing Cash from Operations, excluding A/R programs improved by $10M On track for positive free cash flow in 2007 Liquidity $195M of liquidity as of July 31, 2007 Increase of $44M from prior year and $60M from Q1 1 Excludes securitization and factoring programs

Execute Operating Plan 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins Total YTD wins of $270M Total YTD wins of $270M

Restructuring Rights Offering & Refinancing Equity rights offering and refinancing completed May 30, 2007 Annual interest savings of approximately $24M Provided $80M in additional liquidity Extended debt maturities Debt refinancing completed at the right time at low cost Recapitalization plan successfully completed at the right time

Restructuring Rationalize Non-Core Businesses Sold MGG subsidiary to ECF Group on June 29 Cast aluminum components for the European commercial vehicle, automotive, heating and other markets Three facilities in Netherlands and Belgium Annual sales of approximately $140 million Sold Wabash, Indiana facility to Harvey Industries on July 5 Cast aluminum powertrain components Annual sales of approximately $60 million Big 3 plant Realized $15 million net proceeds on the two businesses Non-cash loss of $40 million Focus on profitable businesses

30% 7% 70% 93% WHEELS OTHER Restructuring Sales by Segment More Wheel-focused company Projected

58% 74% 42% 26% INT'L US Restructuring Sales by Manufacturing Region Less dependent on U.S. market Projected

Extend the Lead in Global Wheels Capacity Expansion - What's Next? Thailand Aluminum Expansion Phase 2 in 2nd half 2007 India Truck Wheel Expansion Phase 2 in Q1 2008 Turkey Steel Truck/Pass Car Expansion Start Up in Q2 2008 Czech Steel Pass Car Expansion Start Up in Q2 2008 India Pass Car Expansion Start Up Q4 2008 2nd Half 2007 & 2008 Strategic Investments Leveraging growth market with strategic capital investments

65% 56% 45-50% 35% 44% 50-55% Other Leading-Cost Regions Extend the Lead in Global Wheels Sales from Leading-Cost Regions Projected Projected Investment in leading-cost regions paying off

Extend the Lead in Global Wheels Improving Financials Wheels strategy driving financial improvement Sales Earnings from Operations ($ in millions)

Execute Operating Plan - On track Core business financials improving Significant new business wins Restructuring - On track Balance sheet restructured at the right time MGG and Wabash divestitures Extend Lead in Global Wheels - On track Strategy is working - financials improving Continuing to grow in the right regions Positive Free Cash Flow - On track Continued strong operations, balance sheet restructuring, and working capital improvements will drive positive free cash flow in the second half Summary

Financial Review

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 2006 financials have been adjusted to reflect Suspension and MGG as discontinued operations. Please see the appendix for the quarterly 2006 financials, excluding Suspension and MGG. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. ($ in millions)

Q2 2007 vs. Q2 2006 Change in Net Sales Wheels $32M Components ($9M) Primarily steel price recovery Primarily mix ($ in millions)

Productivity/Other $6M FX $4M Depreciation $1M Volume/price/mix ($2M) Primarily: Former Directors settlement Anti-dilution adjustment - Long Term Incentive Plan Refinancing fees & services Q2 2007 vs. Q2 2006 Change in EBIT ($ in millions) Loss on sale of Wabash ($12M) FX ($2M) Other $4M

Q2 2007 VS Q2 2006 Segment Summary ($ in millions)

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Q2 2007 VS Q2 2006 Free Cash Flow ($ in millions)

Fiscal 2007 Free Cash Flow (Excl. Securitization) ($ in millions) On track for positive Free Cash Flow in 2007 1 Excludes securitization and factoring programs

Capital Structure Capital Structure Debt Maturities ($ in millions) ($ in millions) No significant debt maturities until 2014 2007 2008 2009 2010 2011-2015 *2007 excludes debt maturity of $27M German A/R program, which we expect to renew annually. *Excludes pre-payments

Liquidity Revolver maturity - May 2013

2007 Outlook Summary Continued strong Global Wheel performance Operating plan is on track Financial Outlook Consistent with Q1 guidance Sales of $2.2 billion Adjusted EBITDA between $200 - $210 million Capital expenditures between $90 - $95 million Positive Free Cash Flow On track for 2007 goals

Appendix

Top Platforms Global Wheels Components OEM NAMEPLATE Toyota Hilux/Fortuner Honda Civic GM Silverado GM Astra/Zafira Ford Freelander Nissan Megane/Espace VW Polo/Fabia VW Golf On 7 of the top 10 selling platforms in North America On 10 of the top 10 selling platforms in Europe OEM NAMEPLATE GM Silverado Chrysler Caravan Chrysler Caliber Chrysler Grand Cherokee Ford Fusion

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. ($ in millions)

2006 Financials by Quarter The following financials have been updated to reflect Suspension and MGG as discontinued operations: ($ in millions)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.